SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 12, 2000

                      BUTLER NATIONAL CORPORATION
         (Exact name of registrant as specified in its charter)


Delaware                         0-1678                            41-034293
(State of Incorporation) (Commission File Number)            (I.R.S. Employer
                                                        Identification Number)


             19920 West 161st Street, Olathe, Kansas 66062

                              (913) 780-9595
                       Registrant's telephone number



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Item 5.   Other Events
          Butler National Corporation reported that on October 9, 2000 the Company issued a press release regarding the FAA approval of the Company's Transcient Suppression Device for Honeywell Equipped Boeing Aircraft as Method of Compliance with AD 98-20-40 for Classic Boeing 747 aircraft. See Exhibit 99.

          Butler National Corporation reported that on October 11, 2000 the Company issued a press release reporting the order status of Butler Transcient Suppression Device for Honeywell Equipped Boeing Classic 747 aircraft. See Exhibit 99.2

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                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BUTLER NATIONAL CORPORATION



October 12, 2000                       /S/Clark D. Stewart
   (Date)                              Clark D. Stewart
                                       President and CEO





October 12, 2000                       /S/Robert E. Leisure
   (Date)                              Robert E. Leisure
                                       Chief Financial Officer